Exhibit 99.1
HICKS ACQUISITION COMPANY I, INC. AND BLACKSTONE-LED GROUP
AMEND GRAHAM PACKAGING TRANSACTION
DALLAS, TX, YORK, PA and NEW YORK, NY, January 28, 2009 — Hicks Acquisition Company I, Inc. (AMEX: TOH) (“Hicks Acquisition”), a Dallas-based special purpose acquisition company (“SPAC”), Graham Packaging Holdings Company (“Graham Packaging”) and The Blackstone Group (NYSE: BX) announced today that they have amended their previously announced agreement under which Graham Packaging will go public through a transaction with Hicks Acquisition in partnership with Blackstone and the Graham Group.
The amendment stipulates, among other things, that:
-	Hicks Acquisition and Blackstone will each have the right to terminate the agreement by giving written notice to the other; and

-	Each party will be released from the agreement’s exclusivity provisions and will be permitted to consider other possible transactions.
No Assurances
There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized. The description of the amendment as contained herein is only a summary and is qualified in its entirety by reference to the amendment, a copy of which will be filed by each of Hicks Acquisition and Graham Packaging with the Securities and Exchange Commission (the “SEC”) as exhibits to Current Reports on Form 8-K.
About Hicks Acquisition Company I, Inc.
Hicks Acquisition is a special purpose acquisition company, launched in October 2007 in an initial public offering that was at the time, at $552 million of gross proceeds, the largest SPAC IPO. Founded by Thomas O. Hicks, Hicks Acquisition was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets. It currently has no operating businesses.
About The Blackstone Group
Blackstone (NYSE: BX) is one of the world’s leading investment and advisory firms with total assets under management of approximately $116 billion. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies it invests in, the companies it advises and the broader global economy. Blackstone accomplishes this through the commitment of its extraordinary people and flexible capital. Blackstone’s alternative asset management businesses include the management of corporate private equity funds, real estate funds, hedge funds, funds of funds, debt funds, collateralized loan obligation vehicles (CLOs) and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.
About Graham Packaging
Graham Packaging, based in York, PA, is a worldwide leader in the design, manufacture, and sale of technology-based, customized blow-molded plastic containers for the branded food and beverage, household, personal care/specialty, and automotive lubricants product categories. Graham Packaging has an extensive blue-chip customer base that includes many of the world’s largest branded consumer products companies. It produces more than 20 billion container units annually at 82 plants in North America, Europe, and South America, and had sales of $2.49 billion in 2007.
Graham Packaging is a leading U.S. supplier of plastic containers for hot-fill juice and juice drinks, sports drinks, drinkable yogurt and smoothies, nutritional supplements, wide-mouth food, dressings, condiments, and beers; the leading global supplier of plastic containers for yogurt drinks; a leading supplier of plastic containers for liquid fabric care products, dish care products, and hard-surface cleaners; and the leading supplier in the U.S., Canada, and Brazil of one-quart/one-liter plastic motor oil containers. The Blackstone Group of New York is the majority owner of Graham Packaging.

Hicks Acquisition Contact:	Mark Semer
Kekst and Company
212-521-4802
mark-semer@kekst.com

Blackstone Group Contact:	Peter Rose
212-583-5871
rose@blackstone.com

Graham Packaging Contact:	Donald C. Sarvey
Editorial Enterprises, Inc.
717-236-7716
editorialenterprises@earthlink.net
Additional Information about the Transaction and Where to Find It
In connection with the proposed transaction, GPC Capital Corp. II (“GPC”), an affiliate of Graham Packaging, has filed a preliminary Registration Statement on Form S-4 with the SEC that includes a preliminary proxy statement of Hicks Acquisition and constitutes a preliminary prospectus of GPC. Once finalized, Hicks Acquisition will mail the definitive proxy statement/prospectus to its stockholders. Before making any voting decision, Hicks Acquisition’s investors and security holders are urged to read the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it becomes available, as well as other relevant materials filed with the SEC, as they will contain important information regarding the transaction. Hicks Acquisition’s stockholders may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to Hicks Acquisition at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting Hicks Acquisition at (214) 615-2300.
Participants in Solicitation
Hicks Acquisition and its directors and officers may be deemed participants in the solicitation of proxies to Hicks Acquisition’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Hicks Acquisition is contained in the Hicks Acquisition’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC. Hicks Acquisition stockholders may obtain additional information about the interests of the directors and officers of Hicks Acquisition in the transaction by reading the preliminary Registration Statement on Form S-4 filed by GPC, which includes a preliminary proxy statement of Hicks Acquisition.
Graham Packaging and its officers and directors may be deemed participants in the solicitation of proxies from Hicks Acquisition’s stockholders with respect to the transaction. Information concerning Graham Packaging’s directors and executive officers is set forth in the publicly filed documents of Graham Packaging. Hicks Acquisition’s stockholders may obtain more detailed information regarding the direct and indirect interests of Graham Packaging and its directors and executive officers in the transaction by reading the preliminary Registration Statement on Form S-4 filed by GPC, which includes a preliminary proxy statement of Hicks Acquisition.
Information Concerning Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others:
•	uncertainties as to the timing of the transaction;

•	approval of the transaction by Hicks Acquisition’s stockholders;

•	the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals;

•	costs related to the transaction;

•	the competitive environment in the industry in which Graham Packaging operates;

•	the diversion of management time on transaction-related issues;

•	general economic conditions such as inflation or recession;

•	Graham Packaging’s ability to maintain margins due to future increases in commodity prices;

•	Graham Packaging’s loss of large customers;

•	operating Graham Packaging as a public company;

•	Graham Packaging’s continuing net losses;

•	the terms of Graham Packaging’s debt instruments restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy;

•	Graham Packaging’s indebtedness could adversely affect Graham Packaging’s cash flow;

•	despite Graham Packaging’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage;

•	Graham Packaging’s recovery of the carrying value of its assets;

•	Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies;

•	risks associated with Graham Packaging’s international operations;

•	Graham Packaging’s dependence on significant customers and the risk that customers will not purchase Graham Packaging’s products in the amounts expected by Graham Packaging under their requirements contracts;

•	the majority of Graham Packaging’s sales are made pursuant to requirements contracts;

•	a decline in prices of plastic packaging;

•	Graham Packaging’s ability to develop product innovations and improve Graham Packaging’s production technology and expertise;

•	infringement on Graham Packaging’s proprietary technology;

•	sales of Graham Packaging’s beverage containers may be affected by cool summer weather;

•	risks associated with environmental regulation and liabilities;

•	the possibility that Graham Packaging’s shareholders’ interests will conflict with Graham Packaging’s interests;

•	Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services;

•	Graham Packaging’s ability to successfully integrate its business with those of other businesses Graham Packaging may acquire;

•	risks associated with a significant portion of Graham Packaging’s employees being covered by collective bargaining agreements;

•	Graham Packaging’s dependence on blow molding equipment providers;

•	market conditions for Graham Packaging’s products; and

•	the inability to maintain growth rates and the related impact on revenue, net income and fund inflows/ outflows.
Hicks Acquisition’s, GPC’s, Graham Packaging Company’s and Graham Packaging’s actual results could differ materially from those anticipated in forward-looking statements for many reasons. Hicks Acquisition, GPC, Graham Packaging Company and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. You should, however, review the factors and risks described in the preliminary proxy statement/prospectus on Form S-4 filed by GPC and the factors and risks to be described in the definitive proxy statement/prospectus and the reports Hicks Acquisition, GPC, and Graham Packaging will file from time to time with the SEC after the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.